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                            SMITH BARNEY MUNI FUNDS
                               on behalf of the
                     NEW YORK PORTFOLIO (the "Portfolio")

                        Supplement dated March 15, 2004
             to Prospectus and Statement of Additional Information
                              dated July 29, 2003

   On March 10, 2004, the Board of Trustees of the Portfolio approved the appointment of David Fare as a co-portfolio manager of the Portfolio. Mr. Fare is a Director of Citigroup Global Markets Inc. and an investment officer of the manager, Smith Barney Fund Management LLC. He has 15 years of investment management experience with the manager.



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